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                                                                   Exhibit 10.6

                FIRST AMENDMENT TO MANAGEMENT SERVICES AGREEMENT

         This First Amendment, dated January 28, 2000 (this "Amendment"), is entered into by and between AmazeScape.com Inc., a Nevada corporation (the "Company"), and Infusion Capital Partners, L.L.C., a Delaware limited liability company (the "Consultant").

         Company and Consultant are parties to a certain Management Services Agreement dated October 12, 1999 (the "MSA") and are entering into this Amendment to amend the MSA on the terms and conditions herein. Capitalized terms used but not otherwise defined herein have the meanings given to such terms in the MSA.

         In consideration of the mutual covenants of the parties set forth in this Amendment and in the MSA, the parties, intending to be legally bound, agree as follows:

         1. Section 4 of the MSA is hereby amended to delete the second and third sentences thereof, such that the Warrant shall be exercisable with respect to all 950,000 shares of the Company's common stock thereunder at an exercise price of $1.00 per share without regard to the market price of the common stock.

         2. Concurrently with the execution of this Amendment, the warrants dated October 12, 1999, issued by Company to Consultant (consisting of 3 warrants for the purchase, respectively, of 595,000 shares of Company common stock, 177,500 shares of Company common stock and 177,500 shares of Company common stock) shall be canceled and a new warrant for the purchase of 355,000, as contemplated by this Amendment, shall be issued by Company in substitution for such warrants. Such new warrant, together with the warrant dated October 12, 1999 for the purchase of 595,000 shares, shall constitute the Warrant.

         3. Sections 13 through 25 of the MSA are hereby incorporated into and made a part of this Amendment as though written in full herein. This First Amendment has been duly authorized by each of the parties. Except as expressly provided herein, the terms and conditions of the MSA shall continue in full force and effect and shall not be affected hereby.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first written above.

                                       AMAZESCAPE.COM, INC.


                                       By: _________________________________
                                              Harrichand Persaud, CEO



                                       INFUSION CAPITAL PARTNERS, L.L.C.


                                       By: _________________________________
                                              David M. M. Taffet, President